Exhibit 99.5

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On July 29, 2024, Renasant Corporation (“Renasant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The First Bancshares, Inc. (“The First”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, The First will merge with and into Renasant (the “Merger”), with Renasant continuing as the surviving corporation in the Merger. Immediately following the Merger, The First’s wholly owned bank subsidiary, The First Bank, will merge with and into Renasant’s wholly owned bank subsidiary, Renasant Bank (the “Bank Merger” and, together with the Merger, the “Mergers”), with Renasant Bank continuing as the surviving bank in the Bank Merger.

The following unaudited pro forma condensed combined financial statements are based on the separate historical financial statements of Renasant and The First and give effect to the merger of Renasant and The First, including pro forma assumptions and adjustments related to the Mergers, as described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet as of March 31, 2024 is presented as if the Mergers occurred on March 31, 2024. The unaudited pro forma condensed combined income statements for the year ended December 31, 2023 and the three months ended March 31, 2024 are presented as if the Mergers occurred on January 1, 2023. The historical consolidated financial information has been adjusted on a pro forma basis to reflect factually supportable items that are directly attributable to the Mergers and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations. The unaudited pro forma condensed combined financial statements do not give effect to other occurrences since March 31, 2024, including the previously announced sale by Renasant of the assets of its insurance subsidiary, effective July 1, 2024.

The unaudited pro forma condensed combined financial statements have been prepared using the acquisition method of accounting for business combinations under generally accepted accounting principles in the United States (“GAAP”). Renasant is the acquirer for accounting purposes. Certain reclassifications have been made to the historical financial statements of The First to conform to the presentation in Renasant’s financial statements.

A final determination of the fair values of The First’s assets and liabilities, which cannot be made prior to the completion of the Mergers, will be based on the actual net tangible and intangible assets of The First that exist as of the closing date of the Merger. Consequently, fair value adjustments and amounts preliminarily allocated to goodwill and other identifiable intangibles, such as the core deposit intangible, could change significantly from those allocations used in the unaudited pro forma condensed combined financial statements presented herein and could result in a material change in amortization of acquired intangible assets. In addition, the value of the final consideration paid in the Merger will be based on the closing price of Renasant common stock on the date the Merger becomes effective. The closing price of Renasant common stock on July 18, 2024 was used for purposes of presenting the pro forma condensed combined financial information.

In connection with the plan to integrate the operations of Renasant and The First following the completion of the Mergers, Renasant anticipates that nonrecurring charges, such as costs associated with systems implementation, severance, and other costs related to exit or disposal activities, will be incurred. Renasant is not able to determine the timing, nature and amount of these charges as of the date of this Current Report on Form 8-K (the “Report”). However, these charges will affect the results of operations of Renasant and The First, as well as those of the combined company following the completion of the Mergers, in the period in which they are recorded. The unaudited pro forma condensed combined income statements do not include the effects of the costs associated with any restructuring or integration activities resulting from the Mergers, as they are nonrecurring in nature and not factually supportable at this time. Additionally, the unaudited pro forma adjustments do not give effect to any nonrecurring or unusual restructuring charges that may be incurred as a result of the integration of the two companies or any anticipated disposition of assets that may result from such integration.

The actual amounts recorded as of the completion of the Mergers may differ materially from the information presented in these unaudited pro forma condensed combined financial statements as a result of:

•	changes in the trading price for Renasant’s common stock;

•	net cash used or generated in Renasant’s or The First’s operations between the signing of the Merger Agreement and completion of the Mergers;

•	changes in the fair values of Renasant’s or The First’s assets and liabilities;

•	other changes in Renasant’s or The First’s net assets that occur prior to the completion of the Mergers; and

•	the actual financial results of the combined company.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. The unaudited pro forma condensed combined financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Mergers been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma condensed combined financial statements and related adjustments required management to make certain assumptions and estimates.

The unaudited pro forma condensed combined financial statements should be read together with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements;

•

Renasant’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2023, included in Renasant’s Annual Report on Form 10-K for the year ended December 31, 2023;

•	The First’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2023, attached to this Report as Exhibit 99.3;

•

Renasant’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three months ended March 31, 2024 included in Renasant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024; and

•	The First’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three months ended March 31, 2024, attached to this Report as Exhibit 99.4.

Renasant Corporation/The First Banchshares, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

(In thousands, except share and per share data)

	As of March 31, 2024
	Renasant (as reported)	The First (as reported)	Merger Pro Forma Adjustments	Notes	Pro Forma Company Combined
ASSETS
Cash and cash equivalents	$844,400	$339,964	$(92,078)	(1)	$1,092,286
Securities	1,963,597	1,711,142	(48,231)	(2)	3,626,508
Loans held for sale	191,440	4,241	—		195,681
Loans, net of unearned income	12,500,525	5,139,952	(215,679)	(3)	17,424,798
Allowance for credit losses on loans	(201,052)	(53,959)	(23,140)	(4)	(278,151)

Net loans	12,299,473	5,085,993	(238,819)		17,146,647
Premises and equipment	282,193	181,194	18,500	(5)	481,887
Other real estate owned	9,142	6,743	(500)	(6)	15,385
Goodwill	991,665	272,520	231,093	(7)	1,495,278
Core deposit intangibles	17,583	66,426	99,704	(8)	183,713
Bank-owned life insurance	385,186	135,148	—		520,334
Mortgage servicing rights	71,596	—	—		71,596
Other assets	289,466	160,388	50,897	(9)	500,751

Total assets	$17,345,741	$7,963,759	$20,566		$25,330,066

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Non-interest bearing	$3,516,164	$1,836,952	$—		$5,353,116
Interest bearing	10,720,999	4,873,403	(2,905)	(10)	15,591,497

Total deposits	14,237,163	6,710,355	(2,905)		20,944,613
Short-term borrowings	108,121	110,000	—		218,121
Long-term debt	428,047	123,472	(8,545)	(11)	542,974
Other liabilities	250,060	60,020	—		310,080

Total liabilities	15,023,391	7,003,847	(11,450)		22,015,788
Shareholders’ equity:
Common stock	296,483	32,468	123,555	(12)	452,506
Treasury stock, at cost	(99,683)	(41,110)	41,110	(13)	(99,683)
Additional paid-in capital	1,303,613	775,442	175,053	(14)	2,254,108
Retained earnings	978,880	313,000	(427,590)	(15)	864,290
Accumulated other comprehensive loss, net of taxes	(156,943)	(119,888)	119,888	(16)	(156,943)

Total shareholders’ equity	2,322,350	959,912	32,016		3,314,278

Total liabilities and shareholders’ equity	$17,345,741	$7,963,759	$20,566		$25,330,066

Balance Sheet Merger Pro Forma Adjustments as of March 31, 2024:

(1) Adjustments to cash and cash equivalents:
To reflect Renasant’s estimated transaction costs including investment banking fees, legal fees, accounting fees, and registration fees	$(45,072)
To reflect The First’s estimated transaction costs including investment banking fees, legal fees, accounting fees, and registration fees	(45,072)
To reflect cash consideration to holders of options on The First’s common stock	(1,934)

$(92,078)

(2) Adjustments to securities:
To reflect the estimated fair value of The First’s held-to-maturity securities	$(45,231)
To reflect the redemption of The First’s subordinated debt currently held by Renasant	(3,000)

$(48,231)

(3) Adjustments to loans, net of unearned income:
To reflect the estimated fair value of The First’s loan portfolio comprised of an interest rate mark of $189,000 and a credit mark of $77,099, which includes a purchase credit deteriorated (“PCD”) credit mark of $26,985 and a non-PCD credit mark of $50,115	$(266,099)
To gross up acquired PCD loans and leases for the PCD allowance for credit losses (“ACL”)	26,985
To eliminate The First’s historical fair value adjustments on previously acquired loans	23,435

$(215,679)

(4) Adjustments to allowance for credit losses on loans:
To eliminate The First’s ACL	$53,959
To establish the initial ACL reserve	(77,099)

$(23,140)

(5) Adjustment to premises and equipment:
To reflect the estimated fair value of acquired premises and equipment	$18,500
(6) Adjustment to other real estate owned:
To reflect the estimated fair value of The First’s other real estate owned	$(500)
(7) Adjustments to goodwill:
To eliminate The First’s goodwill of $272,520 and reflect $503,613 of goodwill for consideration paid in excess of the fair value of The First’s assets acquired and liabilities assumed	$231,093
(8) Adjustments to core deposit intangibles:
To eliminate The First’s historical core deposit intangible	$(66,426)
To record an estimate of core deposit intangible assets expected to be amortized over 10 years using the sum of the years digits method	166,130

$99,704

The following table reflects after-tax amortization on the acquired core deposit intangible for the first five years following the date of acquisition
Year 1	$23,862
Year 2	22,669
Year 3	20,283
Year 4	17,897
Year 5	15,511

$100,222

(9) Adjustment to other assets:
To reflect the deferred tax effects from fair value adjustments and other purchase accounting adjustments, including transaction costs and provision for credit losses on non-PCD loans; deferred tax adjustments were calculated using the federal statutory rate of 21% adjusted for eligible deductions	$50,897
(10) Adjustments to interest bearing deposits:
To eliminate The First’s historical fair value adjustments on previously acquired deposits	$649
To reflect the estimated fair value adjustments on acquired certificates of deposits	(3,554)

$(2,905)

(11) Adjustments to long-term debt:
To reflect the fair value adjustment on The First’s trust preferred securities	$(4,734)
To eliminate the historical discount on The First’s previously acquired trust preferred securities	1,766
To reflect the fair value adjustment on The First’s subordinated debt	(4,144)
To reflect the redemption of The First’s subordinated debt held by Renasant	(3,000)
To eliminate The First’s issuance costs on subordinated debt	1,567

$(8,545)

(12) Adjustments to common stock:
To eliminate The First’s common stock	$(32,468)
To record the issuance of Renasant common stock to The First’s shareholders at aggregate par value	156,023

$123,555

(13) Adjustment to treasury stock, at cost:
To eliminate The First’s treasury stock	$41,110
(14) Adjustments to additional paid-in capital:
To eliminate The First’s capital surplus	$(775,442)
To reflect the issuance of Renasant capital in excess of par value to The First’s shareholders	950,495

$175,053

(15) Adjustments to retained earnings:
To eliminate The First’s retained earnings	$(313,000)
To reflect Renasant’s estimated after-tax transaction costs	(37,500)
To reflect The First’s estimated after-tax transaction costs	(37,500)
To reflect the after-tax provision for credit losses on non-PCD loans	(39,590)

$(427,590)

(16) Adjustment to accumulated other comprehensive loss, net of taxes:
To eliminate The First’s accumulated other comprehensive loss	$119,888

Preliminary Purchase Price Allocation (in thousands, except per share data):
The First’s common shares outstanding at July 18, 2024 (including unvested restricted stock that vests upon change in control)	31,204,694
Exchange ratio	1.00

Renasant shares to be issued for The First’s shares	31,204,694
Price per share, based on the price of Renasant common stock as of July 18, 2024	$35.46

Pro forma value of Renasant stock to be issued	$1,106,518
Cash consideration for The First’s stock options outstanding	1,934

Total value of consideration	$1,108,452

	March 31, 2024 (as reported)	Merger Pro Forma Adjustments	March 31, 2024 (as adjusted)
Net Assets Acquired:
ASSETS
Cash and cash equivalents	$339,964	$—	$339,964
Securities	1,711,142	(45,231)	1,665,911
Loans, net	5,090,234	(188,704)	4,901,530
Premises and equipment	181,194	18,500	199,694
Other intangible assets	66,426	99,704	166,130
Bank-owned life insurance	135,148	0	135,148
Other assets	439,651	(247,792)	191,859

Total Assets	$7,963,759	$(363,522)	$7,600,236

LIABILITIES
Deposits:
Non-interest bearing	$1,836,952	$—	$1,836,952
Interest bearing	4,873,403	(2,905)	4,870,498

Total deposits	6,710,355	(2,905)	6,707,450
Long-term debt	123,472	(5,545)	117,927
Other borrowings	110,000	—	110,000
Other liabilities	60,020	—	60,020

Total Liabilities	$7,003,847	$(8,450)	$6,995,397

Net Assets Acquired				604,839

Preliminary Pro Forma Goodwill				$503,613

Renasant Corporation/The First Banchshares, Inc.

Unaudited Pro Forma Condensed Combined Income Statements

(In thousands, except share and per share data)

	Three months ended March 31, 2024
					Pro Forma
	Renasant	The First	Merger Pro Forma		Company
	(as reported)	(as reported)	Adjustments	Notes	(combined)
Interest income
Loans	$194,698	$78,799	$14,614	(a)	$288,111
Securities	10,700	11,248	9,651	(b)	31,599
Other	7,781	1,616	—		9,397

Total interest income	213,179	91,663	24,265		329,107
Interest expense
Deposits	82,613	29,413	(231)	(c)	111,795
Borrowings	7,276	4,909	374	(d)	12,559

Total interest expense	89,889	34,322	143		124,354

Net interest income	123,290	57,341	24,122		204,753

Provision for credit losses	2,438	—	—		2,438

Net interest income after provision for credit losses	120,852	57,341	24,122		202,315

Noninterest income
Service charges on deposit accounts	10,506	1,875	(250)	(e)	12,131
Fees and commissions	3,949	4,195	(2,278)	(f)	5,866
Insurance commissions	2,716	—	—		2,716
Wealth management revenue	5,669	—	—		5,669
Mortgage banking income	11,370	704	—		12,074
Gain on debt extinguishment	56	—	—		56
Bank-owned life insurance	2,691	899	—		3,590
Other	4,424	3,514	—		7,938

Total noninterest income	41,381	11,187	(2,528)		50,040
Noninterest expense
Salaries and employee benefits	71,470	24,508	—		95,978
Data processing	3,807	615	—		4,422
Net occupancy and equipment	11,389	5,714	116	(g)	17,219
Other real estate owned	107	71	—		178
Professional fees	3,348	1,833	—		5,181
Advertising and public relations	4,886	139	—		5,025
Intangible amortization	1,212	2,385	4,789	(h)	8,386
Communications	2,024	489	—		2,513
Other	14,669	6,179	—		20,848

Total noninterest expense	112,912	41,933	4,905		159,750

Income before income taxes	49,321	26,595	16,689		92,605
Income taxes	9,912	5,967	3,505	(i)	19,384

Net income	$39,409	$20,628	$13,184		$73,221

Basic earnings per share	$0.70	$0.66			$0.84

Diluted earnings per share	$0.70	$0.65			$0.83

Cash dividends per common share	$0.22	$0.25			$0.22

Weighted-average commons shares outstanding:
Basic	56,208,348	31,475,254	—	(j)	87,683,602
Diluted	56,531,078	31,630,745	—	(j)	88,161,823

Income Statement Merger Pro Forma Adjustments for the Three Months Ended March 31, 2024:

(a) Adjustments to interest income on loans:
To eliminate The First’s discount accretion on previously acquired loans	$(2,627)
To reflect estimated accretion of the net discount on acquired loans	17,241

$14,614

(b) Adjustments to interest income on securities:
To reflect the reinvestment of securities in higher yielding investments at an estimated rate of 5.0%	$9,651
(c) Adjustments to interest expense on deposits:
To eliminate The First’s historical amortization on previously acquired time deposits	$(231)
(d) Adjustments to interest expense on borrowings:
To eliminate The First’s fair value adjustment on previously acquired trust preferred securities	$(24)
To reflect estimated amortization of the premium on acquired trust preferred securities	108
To eliminate The First’s historical issuance costs on subordinated debt	(196)
To eliminate interest expense on subordinated debt redeemed by Renasant	(32)
To reflect the estimated amortization of the fair value adjustment on acquired subordinated debt	518

$374

(e) Adjustment to service charges on deposit accounts:
To reflect the estimated loss of fee income from the elimination of consumer nonsufficient funds fees and certain consumer overdraft fees	$(250)
(f) Adjustment to fees and commissions:
To reflect the estimated loss of pre-tax income resulting from the application of the Durbin amendment to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010	$(2,278)
(g) Adjustment to net occupancy and equipment:
To reflect estimated incremental depreciation expense for acquired real estate	$116
(h) Adjustments to intangible amortization:
To eliminate amortization of The First’s core deposit intangible	$(2,385)
To reflect the amortization of the core deposit intangible created as a result of Renasant’s acquisition of The First	7,174

$4,789

(i) Adjustment to income taxes:
To reflect the income tax effects of pro forma adjustments at the estimated statutory federal corporate tax rate of 21%.	$3,505
(j) Adjustments to basic and diluted weighted average common share outstanding:
To reflect the elimination of all shares of common stock outstanding of The First and the issuance of Renasant common stock calculated using an exchange ratio of 1:1
Basic:	31,475,254
Diluted:	31,630,745

Renasant Corporation/The First Banchshares, Inc.

Unaudited Pro Forma Condensed Combined Income Statements

(In thousands, except share and per share data)

	Twelve Months Ended December 31, 2023
					Pro Forma
	Renasant	The First	Merger Pro Forma		Company
	(as reported)	(as reported)	Adjustments	Notes	(combined)
Interest income
Loans	$716,456	$294,541	$51,448	(a)	$1,062,445
Securities	50,488	43,939	38,603	(b)	133,030
Other	30,375	2,453	—		32,828

Total interest income	797,319	340,933	90,051		1,228,303
Interest expense
Deposits	232,331	71,359	2,794	(c)	306,484
Borrowings	45,661	20,249	1,492	(d)	67,402

Total interest expense	277,992	91,608	4,286		373,886

Net interest income	519,327	249,325	85,765		854,417

Provision for credit losses	15,593	14,500	50,115	(e)	80,208

Net interest income after provision for credit losses	503,734	234,825	35,650		774,209

Noninterest income
Service charges on deposit accounts	39,199	14,175	(1,000)	(f)	52,374
Fees and commissions	17,901	16,270	(9,114)	(g)	25,057
Insurance commissions	11,102	—	—		11,102
Wealth management revenue	22,132	—	—		22,132
Mortgage banking income	32,413	2,866	—		35,279
Gain on debt extinguishment	620	—	—		620
Net (losses) gains on sales of securities	(22,438)	(9,716)	—		(32,154)
Impairment losses on securities	(19,352)	—	—		(19,352)
Bank-owned life insurance	10,463	3,319	—		13,782
Other	21,035	13,970	—		35,005

Total noninterest income	113,075	40,884	(10,114)		143,845
Noninterest expense
Salaries and employee benefits	281,768	93,412	—		375,180
Data processing	15,195	2,771	—		17,966
Net occupancy and equipment	46,471	21,368	463	(h)	68,302
Other real estate owned	267	1,037	—		1,304
Professional fees	13,671	6,446	—		20,117
Advertising and public relations	14,726	833	—		15,559
Intangible amortization	5,380	9,563	20,642	(i)	35,585
Communications	8,238	3,579	—		11,817
Other	53,906	39,896	—		93,802

Total noninterest expense	439,622	178,905	21,105		639,632

Income before income taxes	177,187	96,804	4,431		278,422
Income taxes	32,509	21,347	931	(j)	54,787

Net income	$144,678	$75,457	$3,500		$223,635

Basic earnings per share	$2.58	$2.41			$2.56

Diluted earnings per share	$2.56	$2.39			$2.54

Cash dividends per common share	$0.88	$0.90			$0.88

Weighted-average common shares outstanding:
Basic	56,099,689	31,373,718	—	(k)	87,473,407
Diluted	56,448,163	31,565,791	—	(k)	88,013,954

Income Statement Merger Pro Forma Adjustments for the Twelve Months Ended December 31, 2023:

(a) Adjustments to interest income on loans:
To eliminate The First’s discount accretion on previously acquired loans	$(17,514)
To reflect estimated accretion of the net discount on acquired loans	68,962

$51,448

(b) Adjustments to interest income on securities:
To reflect the reinvestment of securities in higher yielding investments at an estimated rate of 5.0%	38,603
(c) Adjustments to interest expense on deposits:
To eliminate The First’s historical amortization on previously acquired time deposits	$(760)
To reflect estimated amortization of the fair value adjustment on acquired time deposits	3,554

$2,794

(d) Adjustments to interest expense on borrowings:
To eliminate The First’s premium on previously acquired trust preferred securities	$(97)
To reflect estimated amortization of the fair value adjustment on acquired trust preferred securities	430
To eliminate of The First’s historical issuance costs on subordinated debt	(785)
To eliminate interest expense on subordinated debt redeemed by Renasant acquisition on subordinated debt	(127)
To reflect the estimated amortization of the fair value adjustment on acquired subordinated debt	2,071

$1,492

(e) Adjustment to provision expense:
To reflect estimated provision expense for non-PCD loans at the date of acquisition	$50,115
(f) Adjustment to service charges on deposit accounts:
To reflect the estimated loss of fee income from the elimination of consumer nonsufficient funds fees and certain consumer overdraft fees	$(1,000)
(g) Adjustment to fees and commissions:
To reflect the estimated loss of pre-tax income resulting from the application of the Durbin amendment to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010	$(9,114)
(h) Adjustment to net occupancy and equipment:
To reflect estimated incremental depreciation expense for acquired real estate	$463
(i) Adjustments to intangible amortization:
To eliminate amortization of The First’s core deposit intangible	$(9,563)
To reflect the amortization of the core deposit intangible created as a result of Renasant’s acquisition of The First	30,205

$20,642

(j) Adjustment to income taxes:
To reflect the income tax effects of pro forma adjustments at the estimated statutory federal corporate tax rate of 21%	$931
(k) Adjustments to basic and diluted weighted average common share outstanding:
To reflect the elimination of all shares of common stock outstanding of The First and issuance of Renasant common stock calculated using an exchange ratio of 1:1
Basic:	31,373,718
Diluted:	31,565,791